UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2024

LAKESIDE HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42140	82-1978491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1475 Thorndale Avenue, Suite A
Itasca, Illinois 60143

(Address of Principal Executive Offices and Zip Code)

(224) 446-9048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value US$0.0001 per share	LSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2024, Sichuan Hupan Jincheng Enterprise Management Co., Ltd. (“Sichuan Hupan”), a wholly-owned subsidiary of Lakeside Holding Limited and a limited company incorporated in China, primarily in the business of pharmaceutical supply chain, entered into an equity transfer agreement (the “Equity Transfer Agreement”) with Hubei Haoyaoshi Zhenghe Pharmacy Chain Co., Ltd and Hubei Huayao Pharmaceutical Co., Ltd., to acquire 100% of the equity interests in Hupan Pharmaceutical (Hubei) Co., Ltd (“Hupan Pharmaceutical”), a comprehensive pharmaceutical distribution and supply chain service provider headquartered in Wuhan, China with verticals in brand promotion and healthcare technology support.

Hubei Haoyaoshi Zhenghe Pharmacy Chain Co., Ltd and Hubei Huayao Pharmaceutical Co., Ltd. currently hold 90.0% and 10.0% of the equity interests in Hupan Pharmaceuticals, respectively. Pursuant to the Equity Transfer Agreement, Sichuan Hupan will acquire the entirety of the equity interests that Hubei Haoyaoshi Zhenghe Pharmacy Chain Co., Ltd and Hubei Huayao Pharmaceutical Co., Ltd. hold in Hupan Pharmaceutical, for a total consideration of RMB4.0 million (US$0.6 million).

The above description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the English translation of the Equity Transfer Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	English Translation of the Equity Transfer Agreement, dated November 5, 2024, entered into among Hubei Haoyaoshi Zhenghe Pharmacy Chain Co., Ltd, Hubei Huayao Pharmaceutical Co., Ltd., and Sichuan Hupan Jincheng Enterprise Management Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeside Holding Limited

By:	/s/ Henry Liu
Henry Liu
Chairman and Chief Executive Officer

Date: November 8, 2024

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